                                                                   EXHIBIT 10.36

                                OPTION AGREEMENT


                                  BY AND AMONG


                 PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P.


                                    AND THE


                             GRANTORS NAMED HEREIN

                                 April 14, 1997

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

ARTICLE I:  THE OPTION                                                        1

     1.1   Grant of Option..................................................  1
     1.2   Term and Exercise of Option......................................  1
     1.3   Purchase Price and Payment.......................................  2
     1.4   No Transfers.....................................................  2

ARTICLE II:  CONTRACT TO PURCHASE AND CLOSING PROCEDURES....................  2

     2.1   Purchase and Sale................................................  2
     2.2   Closing; Condition to Obligations................................  3
     2.3   Documents to be Delivered at Closing.............................  3
     2.4   Further Assurances...............................................  4

ARTICLE III:  REPRESENTATIONS, WARRANTIES AND
                 COVENANTS OF GRANTOR.......................................  4

     3.1   Title to Interests...............................................  4
     3.2   Authority........................................................  5
     3.3   Litigation.......................................................  5
     3.4   No Other Agreements to Sell......................................  5
     3.5   No Brokers.......................................................  6
     3.6   Covenant to Remedy Breaches......................................  6
     3.7   WFLP Indebtedness................................................  6
     3.8   Lease Agreement..................................................  6
     3.9   Additional Grantors..............................................  6

ARTICLE IV:  REPRESENTATIONS, WARRANTIES AND
                 COVENANTS OF OPTIONEE......................................  6

     4.1   Authority........................................................  6
     4.2   No Brokers.......................................................  7
     4.3   Covenant to Remedy Breaches......................................  7

                                      (i)

                                                                            Page
                                                                            ----

ARTICLE V:  POWER OF ATTORNEY...............................................  7

     5.1   Grant of Power of Attorney.......................................  7
     5.2   Limitation on Liability..........................................  8
     5.3   Ratification; Third Party Reliance...............................  8

ARTICLE VI:  INDEMNIFICATION................................................  9

     6.1   Indemnification by the Grantors..................................  9
     6.2   Indemnification by Optionee......................................  9
     6.3   Third Party Claims...............................................  9

ARTICLE VII:  MISCELLANEOUS................................................. 10

     7.1   Amendment........................................................ 10
     7.2   Entire Agreement; Counterparts; Applicable Law................... 10
     7.3   Assignability.................................................... 10
     7.4   Titles........................................................... 10
     7.5   Third Party Beneficiary.......................................... 11
     7.6   Severability..................................................... 11
     7.7   Dispute Resolution............................................... 11
     7.8   Equitable Remedies............................................... 12
     7.9   Attorneys' Fees.................................................. 12
     7.10  Notices; Exercise of Grantor's Purchase Option................... 12
     7.11  Waiver of Rights; Consents with Respect to Partnership Interests. 13
     7.12  Computation of Time.............................................. 14
     7.13  Survival......................................................... 14
     7.14  Time of the Essence.............................................. 14



                                     (ii)

                                OPTION AGREEMENT
                                ----------------


     This Option Agreement (hereinafter referred to as this "Option Agreement")
                                                             ----------------
is executed as of the 14th day of April, 1997 by and among Patriot American Hospitality Partnership, L.P., a Virginia limited partnership ("Optionee"), and
                                                                --------
those persons whose names are set forth on Exhibit A hereto ("Ownership
                                           ---------          ---------
Exhibit") and who become signatories hereto (each, a "Grantor" and,
-------                                               -------
collectively, the "Grantors");
                   --------

     WHEREAS, each Grantor owns general or limited partnership interests ("Interests") in ISIS 2000 Limited Partnership, a Texas limited partnership (the "Company"), in the amounts set forth on the Ownership Exhibit;

     WHEREAS, Optionee, California Jockey Club, a Delaware corporation ("CJC"), and Bay Meadow Operating Company, a Delaware corporation ("BMOC"), have entered into an Agreement and Plan of Merger, dated as of February 24, 1997, pursuant to which Optionee, CJC and BMOC agreed to engage in a business combination among Optionee, CJC and BMOC;

     WHEREAS, in consideration of, among other things, the execution and delivery of that Agreement and Plan of Merger by and between Wyndham Hotel Corporation, a Delaware corporation, and Optionee, dated effective as of April 14, 1997 (the "Merger Agreement"), the Grantors desire to undertake and agree to do as herein set forth; and

     WHEREAS, Optionee desires to acquire from each Grantor, and each Grantor desires to grant to Optionee, an option to purchase, on the terms and conditions set forth herein, the Interests owned by such Grantor.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionee and Grantors hereby agree as follows:


                             ARTICLE I:  THE OPTION
                                         ----------

      1.1 Grant of Option.  Each Grantor hereby grants to Optionee an option to
          ---------------
purchase all right, title and interest of such Grantor in all of such Grantor's Interests (each such option is hereinafter referred to as a "Purchase Option")
                                                             ---------------
on the terms and conditions hereinafter set forth.

      1.2 Term and Exercise of Option.
          ---------------------------

          (a) Each Purchase Option becomes effective and may be exercised at any time from and after the date of the effectiveness of the Wyndham Merger (as such term is defined in Section 2.1 hereof) through 5:00 p.m., Dallas, Texas time, on the earlier of (i)

April 30, 1999, or (ii) the "Termination Date" (as such term is defined in
Section 1.2(b) hereof) (the earlier of such dates, the "Option Termination
                                                        ------------------
Date").  Each Grantor's Purchase Option can be exercised only by the giving
----
of notice by Optionee to such Grantor (an "Option Exercise Notice").  If
                                           ----------------------
Optionee does not exercise a Grantor's Purchase Option by the Option Termination Date, such Grantor's Purchase Option shall be deemed terminated and shall be of no further force and effect and such Grantor shall have no further obligations hereunder. If Optionee exercises any Purchase Option, Optionee must exercise all Purchase Options.

          (b) If at any time the Merger Agreement shall have been effectively terminated pursuant to its terms (the date of such termination being referred to as the "Termination Date"), all parties hereto will be relieved of all
        ----------------
obligations under this Option Agreement and all Closing Documents, and this Option Agreement shall be of no further force and effect (as defined in Section 2.3) (except for obligations arising under Sections 3.5 and 4.2 and Article VI).

      1.3 Purchase Price and Payment.  The full purchase price for the Interests
          --------------------------
of each Grantor that will be purchased upon the exercise of such Grantor's Purchase Option (such purchase price with respect to such Grantor hereinafter referred to as such Grantor's "Purchase Price") shall be an amount that would
                               --------------
yield an internal rate of return on total capital contributions of such Grantor as of the date such Purchase Option is exercised (the "Capital Contribution") equal to 12.5%. The total unreturned Capital Contribution of each Grantor as of March 31, 1997, is set forth on the Ownership Exhibit.

      1.4 No Transfers.  From the date hereof to the Option Termination Date,
          ------------
each Grantor hereby agrees not to (i) effect any transfer of its Interest in the Company or (ii) allow any Encumbrance (as defined in Section 3.1) to attach thereto (with the exception of the obligation of each Grantor (except for Crow Family Partnership ("CFP") to remit to Wyndham Finance Limited Partnership, a Texas limited partnership ("WFLP"), all or a portion of the proceeds received upon the disposition of Grantor's Interest in satisfaction of indebtedness owed by Grantor to WFLP (the "WFLP Indebtedness")).


      ARTICLE II:  CONTRACT TO PURCHASE AND CLOSING PROCEDURES
                   -------------------------------------------

      2.1 Purchase and Sale.  Upon (i) Optionee's exercise of a Grantor's
          -----------------
Purchase Option, and (ii) Optionee's payment of such Grantor's Purchase Price, which for each Grantor other than CFP shall be paid to WFLP on behalf of such Grantor, such Grantor shall, subject to Section 2.2 hereof, sell, transfer, assign, and convey to Optionee, and Optionee shall purchase and accept from such Grantor, all right, title and interest of such Grantor in those Interests of Grantor free and clear of all Encumbrances (as defined in Section 3.1), in accordance with this Article II; provided, that, in the event that the merger
                                 --------  ----
("Wyndham Merger") described in the Merger Agreement shall not have become
  --------------
effective, no exercise of a Grantor's Purchase Option shall be of any effect.

      2.2 Closing; Condition to Obligations.  In connection with or at any time
          ---------------------------------
after the exercise by Optionee of its Purchase Options, Optionee will specify a closing date, which date will be no later than the Option Termination Date, for the closing (the "Closing") of the purchase and sale contemplated by each
                  -------
Purchase Option. At such Closing, which shall be held in Dallas, Texas, at a place and time mutually agreeable between the Company and Optionee, Optionee and each Grantor (or each Grantor's attorney-in-fact) will execute and deliver the Closing Documents (as defined in Section 2.3) and deliver the same to Optionee or a person designated by Optionee (the "Closing Agent"), and Optionee shall
                                         -------------
cause to be delivered to CFP and to WFLP on behalf of the other Grantors, such Grantor's Purchase Price.

      2.3 Documents to be Delivered at Closing.  At the Closing, each Grantor
          ------------------------------------
shall, directly or through the Attorney-in-Fact appointed pursuant to Article V hereof, execute, acknowledge where deemed desirable or necessary by Optionee, and deliver to Optionee or the Closing Agent, as applicable, in addition to any other documents mentioned elsewhere herein, the following (the "Closing Documents"):

          (a) An Assignment and Assumption of Interests (the "Assignment"),
                                                              ----------
which assignment shall be in a form satisfactory to Optionee and Grantor, shall contain a warranty of title that such Grantor owns such Grantor's Interests free and clear of all Encumbrances (as defined in Section 3.1) (with the exception of the WFLP Indebtedness in the case of each Grantor other than CFP) and shall either (i) reaffirm the accuracy of all representations and warranties and the satisfaction of all covenants made by such Grantor in Article III hereof or (ii) if such reaffirmation cannot be made, identify those representations, warranties and covenants of Article III hereof (other than Section 3.6) with respect to which circumstances have changed, represent that such Grantor has used its best efforts to prevent and remedy such breach, and reaffirm the accuracy of all other representations and warranties and the satisfaction of all other covenants made by such Grantor in Article III hereof.

          (b) If requested by Optionee, a certified copy of all appropriate corporate resolutions or partnership actions authorizing the execution, delivery and performance by Grantor of this Option Agreement, any agreements or instruments executed in connection with the transactions contemplated by the exercise of the applicable Purchase Option, including, without limitation, any waiver, consent or amendment regarding any rights such Grantor might have pursuant to the partnership agreement of the Company, or elsewhere, which consent, waiver or amendment, could, if not given or made, adversely affect the ability of Optionee to consummate the transactions hereunder contemplated.

          (c) A revised Ownership Exhibit, which reflects each Grantor's Capital Contribution as of the date of the Closing.

          (d) Any other documents reasonably necessary to assign, transfer and convey such Grantor's Interests and effectuate the transactions contemplated hereby, including filings with any applicable governmental jurisdiction in which the Optionee is required to file its partnership documentation.

      2.4 Further Assurances.  Each Grantor will, from time to time, execute and
          ------------------
deliver to Optionee all such other and further instruments and documents and take or cause to be taken all such other and further action as Optionee may reasonably request in order to effect the transactions contemplated by this Option Agreement, including instruments or documents deemed necessary or desirable by Optionee to effect and evidence the conveyance of such Grantor's Interests in accordance with the terms of this Option Agreement.


                 ARTICLE III:  REPRESENTATIONS, WARRANTIES AND
                               -------------------------------
                                    COVENANTS OF GRANTORS
                                    ---------------------

     As a material inducement to Optionee to enter into this Option Agreement and to consummate the transactions contemplated hereby, each Grantor hereby severally makes to Optionee each of the representations and warranties set forth in this Article III, which representations and warranties are true as of the date hereof. As a condition to Optionee's obligation to complete the purchase of those Interests of Grantor specified in an Option Exercise Notice, such representations and warranties must continue to be true as of the date of the Closing (except as otherwise provided in Section 2.3(a)).

      3.1 Title to Interests.  With the exception of the WFLP Indebtedness, such
          ------------------
Grantor owns beneficially and of record, free and clear of any claim, lien, pledge, voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase rights or other rights of any nature whatsoever of any third party (collectively, "Encumbrances"), and has
                                                     ------------
full power and authority to convey free and clear of any Encumbrances, its Interests and, upon delivery of an Assignment by such Grantor conveying all of its Interests and payment for such Interests as herein provided, Optionee (or its designee or designees) will acquire good and valid title thereto, free and clear of any Encumbrance except Encumbrances created in favor of Optionee by the transactions contemplated hereby and those created by Optionee. All of such Grantor's interest in the Company are those Interests set forth on the Ownership Exhibit as such Grantor's Interests. To the knowledge of Grantor, all of such Grantor's Interests have been validly issued, and Grantor has funded (or will fund before the same is past due) all capital contributions and advances to the Company that are required to be funded or advanced prior to the date hereof and the date of the Closing. There are no agreements, instruments or understandings with respect to any of such Grantor's Interests except as described herein or as set forth in the partnership agreement of the Company. In making the representations in this Section 3.1 regarding the absence of Encumbrances, each Grantor may assume that the consents and waivers of rights set forth in Section
7.11 hereof have been given by all partners of the Company that are signatories hereto, and that the WFLP Indebtedness has been repaid.

      3.2 Authority.  Such Grantor has full right, authority, power and capacity
          ---------
(i) to enter into this Option Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of such Grantor pursuant to this Option Agreement, (ii) to carry out the transactions contemplated hereby and thereby and (iii) to transfer, sell and deliver all of such Grantor's Interests to Optionee (or its designee or designees) upon exercise by Optionee of such Grantor's Purchase Option and payment therefor in accordance with this Option Agreement. This Option Agreement and each agreement, document and instrument executed and delivered by or on behalf of such Grantor pursuant to this Option Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of such Grantor, each enforceable in accordance with its respective terms. The execution, delivery and performance of this Option Agreement and each such agreement, document and instrument by or on behalf of such Grantor (x) does not and will not violate such Grantor's partnership agreement, declaration of trust, charter or bylaws, if applicable, (y) to Grantor's knowledge does not and will not violate any foreign, federal, state, local or other laws applicable to such Grantor or require such Grantor to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made or which does not remain in effect and (z) to Grantor's knowledge, with the exception of that Lease Agreement, as amended, between the Company and Crow Phoenix Limited Partnership (the "Lease Agreement"), does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, loan or credit agreement, or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which such Grantor is a party or by which the property of such Grantor is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of the Company, which would adversely affect Grantor's ability to transfer good title. In making the representations set forth in this Section 3.2, each Grantor may assume that the consents and waivers of rights set forth in Section 7.11 hereof have been given by all partners of the Company that are signatories hereto.

      3.3 Litigation.  There is no litigation or proceeding, either judicial or
          ----------
administrative, pending or overtly threatened, affecting all or any portion of such Grantor's ability to consummate the transactions contemplated hereby. Such Grantor knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of its Interests, which in any such case would impair such Grantor's ability to enter into and perform all of its obligations under this Option Agreement.

      3.4 No Other Agreements to Sell.  Such Grantor represents that it has made
          ---------------------------
no agreement with, and will not up to the Option Termination Date enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or firm to sell, transfer or in any way encumber any of such Grantor's Interests or to refrain from selling such Grantor's Interests, or to enter into any agreement with respect to a sale, transfer or encumbrance of, or put or call right with respect to, such Grantor's Interests. In making the representations set forth in this Section 3.4, each Grantor may assume that the consents and waivers of rights set forth in Section 7.11 hereof have been given by all partners of the Company that are signatories hereto.

      3.5 No Brokers.  Such Grantor represents that it has not entered into, and
          ----------
covenants that it will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of Optionee to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

      3.6 Covenant to Remedy Breaches.  Each Grantor covenants to use its best
          ---------------------------
efforts (i) to prevent the breach of any representation or warranty of such Grantor hereunder, (ii) to satisfy all covenants of such Grantor hereunder and
(iii) to promptly cure any breach of a representation, warranty or covenant of such Grantor hereunder upon its learning of same.

      3.7 WFLP Indebtedness.  Pursuant to the terms of the WFLP Indebtedness,
          -----------------
there are no restrictions on Grantor's repayment of such indebtedness as contemplated hereby.

      3.8 Lease Agreement.  Each of the Grantors and the Company shall use its
          ---------------
reasonable best efforts to obtain required consents under the Lease Agreement or a lease with substantially equivalent economic terms to be executed and delivered as of the Closing, (which shall, in no event, require any economic expenditure on the part of the Grantors).

      3.9 Additional Grantors.  The Company will use its reasonable best efforts
          -------------------
to cause any holder of Interests not a party hereto on the date hereof to become a party to this Option Agreement.


       ARTICLE IV:  REPRESENTATIONS, WARRANTIES AND COVENANTS OF OPTIONEE
                    -----------------------------------------------------

      As a material inducement to each Grantor to enter into this Option Agreement and to consummate the transactions contemplated hereby, Optionee hereby makes to each Grantor each of the representations and warranties set forth in this Article IV, which representations and warranties shall be true as of the date hereof. As a condition to each Grantor's obligation to complete the assignment of its Interests, such representations and warranties must continue to be true as of the date of the Closing or, if not continuing to be true as of the date of the Closing, will not materially adversely affect Optionee's ability to pay each Grantor's Purchase Price.

      4.1 Authority.  Optionee has full right, authority, power and capacity (i)
          ---------
to enter into this Option Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Option Agreement and (ii) to carry out the transactions contemplated hereby and thereby. This Option Agreement and each agreement, document and instrument executed and delivered by Optionee pursuant to this Option

Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Optionee, each enforceable in accordance with their respective terms. The execution, delivery and performance of this Option Agreement and each such agreement, document and instrument by Optionee
(x) does not and will not violate such Optionee's partnership agreement, (y) to Optionee's knowledge does not and will not violate any foreign, federal, state, local or other laws applicable to Optionee or require Optionee to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made or which does not remain in effect, and (z) to Optionee's knowledge does not and will not result in a breach of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, loan or credit agreement, or any other agreement, contract, instrument, mortgage, lien, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Optionee is a party or by which the property of such Grantor is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of the Company, which would materially adversely affect Optionee's ability to pay the Purchase Price to each Grantor.

      4.2 No Brokers.  Optionee represents that it has not entered into, and
          ----------
covenants that it will not enter into, any agreement, arrangement or understanding with any person or firm which will result in the obligation of any Grantor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

      4.3 Covenant to Remedy Breaches.  Optionee covenants to use its best
          ---------------------------
efforts (i) to prevent the breach of any of its representations or warranties hereunder, (ii) to satisfy all of its covenants hereunder, and (iii) to promptly cure any breach of a representation, warranty or covenant of Optionee hereunder upon its learning of same.


                         ARTICLE V:  POWER OF ATTORNEY
                                     -----------------

      5.1 Grant of Power of Attorney.  Each Grantor (except CFP) does hereby
          --------------------------
irrevocably appoint Carla S. Moreland and Anne L. Raymond, and each of them individually and any successor thereof from time to time (such persons or any such successor of any of them acting in his, her or its capacity as Attorney-in-Fact pursuant to this Article V, the "Attorney-in-Fact") as the true and lawful
                                      ----------------
Attorney-in-Fact and agent of such Grantor, to act in the name, place and stead of such Grantor to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of Closing Documents and any other documents relating to the acquisition by Optionee of such Grantor's Interests, and any consents contemplated by Section
7.11 hereof) and, in general, to do all things and to take all action which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Option Agreement and the Closing Documents as fully as could such Grantor if personally present and acting.

     The Power of Attorney granted by each Grantor (except CFP) pursuant to this
Article V and all authority conferred by this Article V is granted and conferred subject to and in consideration of the interests of the Optionee and the other Grantors and is for the purpose of completing the transactions contemplated by this Option Agreement. The Power of Attorney of each Grantor (except CFP) granted by this Article V and all authority conferred by this Article V is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of such Grantor or by operation of law, whether by the death, disability, incapacity or liquidation of such Grantor or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which such Grantor is acting as a fiduciary or fiduciaries), and if, after the execution hereof, such Grantor shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Option Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof. Each Grantor acknowledges that Anne L. Raymond has, and any successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Option Agreement. Each Grantor (except CFP) agrees that, at the request of Optionee, it will promptly execute a separate Power of Attorney on the same terms set forth in this Article V, such execution to be witnessed and notarized.

      5.2 Limitation on Liability.  It is understood that the Attorney-in-Fact
          -----------------------
assumes, in her capacity as the Attorney-in-Fact, no responsibility or liability to any person by virtue of the Power of Attorney granted by each Grantor hereby. The Attorney-in-Fact, in her capacity as the Attorney-in-Fact, makes no representations with respect to and shall have no responsibility for the acquisitions of the Interests by Optionee, and shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for her own gross negligence or willful misconduct. Each Grantor (except
CFP) agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred on her part arising out of or in connection with acting as the Attorney-in-Fact under the Power of Attorney created by such Grantor hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or willful misconduct of the Attorney-in-Fact. Each Grantor agrees that the Attorney-in-Fact may consult with counsel of her own choice (who may be counsel for the Company) and shall have full and complete authorization and protection for any action taken or suffered by her hereunder in good faith and in accordance with the advice of such counsel. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to the Grantor hereunder, release, amend or modify any other Power of Attorney granted by any other Grantor (except CFP) hereunder or any other person under any related agreement.

         5.3   Ratification; Third Party Reliance.  Each Grantor (except CFP)
               ----------------------------------
does hereby ratify and confirm all that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto it by such Grantor under this Article V, and such

Grantor authorizes the reliance of third parties on this Power of Attorney and waives its rights, if any, as against any such third party for its reliance hereon.


                          ARTICLE VI:  INDEMNIFICATION
                                       ---------------

      6.1 Indemnification by the Grantors.  Each Grantor shall indemnify and
          -------------------------------
hold Optionee, its designee or designees hereunder, and their officers, directors, partners and shareholders harmless against and in respect of any and all losses, costs, expenses, claims, damages, obligations and liabilities, including interest, costs of investigation, penalties and reasonable attorneys' fees and disbursements ("Damages") which Optionee or any such person may suffer,
                         -------
incur or become subject to arising out of, based upon, as a consequence of relying upon or otherwise in respect of any inaccuracy in or breach of any representation or warranty of such Grantor made in or pursuant to this Option Agreement or any breach or nonfulfillment of any covenant or obligation of such Grantor contained in this Option Agreement.

      6.2 Indemnification by Optionee.  Optionee shall indemnify and hold the
          ---------------------------
Grantors and their officers, directors, partners and shareholders harmless against and in respect of any and all Damages which the Grantors or any such person may suffer, incur or become subject to arising out of, based upon, as a consequence of relying upon or otherwise in respect of any inaccuracy in or breach of any representation or warranty of Optionee made in or pursuant to this Option Agreement or any breach or nonfulfillment of any covenant or obligation of Optionee contained in this Option Agreement.

      6.3 Third Party Claims.
          ------------------

          (a) Each party shall promptly notify the other of the assertion by any third party of any claim with respect to which the indemnification set forth in this Section relates. The indemnifying party shall have the right, upon notice to the indemnified party within ten (10) business days after the receipt of any such notice, to undertake the defense of and, with the consent of the indemnified party (which consent shall not unreasonably be withheld), to settle or compromise such claim. The failure of the indemnifying party to give such notice and to undertake the defense of or to settle or compromise such a claim shall constitute a waiver of the indemnifying party's rights under this Section 6.3(a) and in the absence of gross negligence or willful misconduct on the part of the indemnified party shall preclude the indemnifying party from disputing the manner in which the indemnified party may conduct the defense of such claim or the reasonableness of any amount paid by the indemnified party in satisfaction of such claim.

          (b) The election by the indemnifying party, pursuant to Section 6.3(a), to undertake the defense of a third party claim shall not preclude the party against which such claim has been made also from participating or continuing to participate in such defense, so long as such party bears its own legal fees and expenses for so doing.

                          ARTICLE VII:  MISCELLANEOUS
                                        -------------

      7.1 Amendment.  Any amendment hereto shall be effective only against those
          ---------
parties hereto who have acknowledged in writing their consent to such amendment, provided that Optionee may amend this Option Agreement without notice to or the consent of any Grantor (i) for the purpose of adding additional Grantors as parties hereto or deleting Grantors as parties herefrom and conforming the Ownership Exhibit in connection with such additions or deletions and (ii) to conform the Ownership Exhibit to the extent the Interests set forth therein do not accurately or completely reflect the interests of such Grantor in the Company. No waiver of any provisions of this Option Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

      7.2 Entire Agreement; Counterparts; Applicable Law.  This Option Agreement
          ----------------------------------------------
and all Closing Documents (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument and (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Texas without giving effect to the conflict of laws provisions thereof. This Option Agreement shall be enforceable as between a Grantor on the one hand, and the Optionee on the other hand, upon the execution by both of signature pages hereto, even though other Grantors may be added hereto thereafter.

      7.3 Assignability.  This Option Agreement shall be binding upon, and shall
          -------------
be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided,
                                                                 --------
however, that this Option Agreement may not be assigned (except by operation of
-------
law) by any Grantor or Optionee without the prior written consent of the Optionee or all Grantors, respectively, and any attempted assignment without such consent shall be void and of no effect; and provided, further, that
                                             --- --------  -------
Optionee may assign this Option Agreement, the Closing Documents and any agreement contemplated hereunder or thereunder, in whole or in part, or the right to acquire from a Grantor its Interest after exercise of such Grantor's Purchase Option, to a direct or indirect subsidiary of Optionee or to BMOC or a direct or indirect subsidiary of BMOC without the consent of any Grantor.

      7.4 Titles.  The titles and captions of the Articles, Sections and
          ------
paragraphs of this Option Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Option Agreement.

      7.5 Third Party Beneficiary.  No provision of this Option Agreement is
          -----------------------
intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity; provided, however, that Sections
                        --------  -------

5.2, 5.3 and 7.11 of this Option Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

      7.6 Severability.  If any provision of this Option Agreement, or the
          ------------
application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Option Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Option Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by Optionee to effect such replacement.

      7.7 Dispute Resolution.  Any dispute relating to or any determination with
          ------------------
respect to any matter set forth in this Option Agreement shall be finally settled by arbitration conducted expeditiously in accordance with the Center for Public Resources Rules for Nonadministered Arbitration of Business Disputes (the "CPR Rules"). The Center for Public Resources shall appoint a neutral advisor from its National CPR Panel having appropriate experience in the matters that are the subject of the dispute (the "Advisor"). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. (S)(S)1-16, and judgment upon the award rendered by the Advisor may be entered by any court having jurisdiction thereof. The place of arbitration shall be Dallas, Texas.

     Such proceedings shall be administered by the Advisor in accordance with the CPR Rules as he/she deems appropriate; however, such proceedings shall in any event be governed by the following agreed upon procedures:

          (a) the Advisor shall be appointed within 10 days of the service of a statement of claim, the initial pre-hearing conference shall take place within twenty (20) days after appointment of the Advisor, and the arbitration hearing shall commence within sixty (60) days after appointment of the Advisor;

          (b) Subject to the following agreed-upon modifications, discovery shall be governed by Rule 10 of the CPR Rules:

               (i) the parties agree to a mandatory exchange of all relevant documents, to be accomplished within twenty (20) days of request by the other party; and

               (ii) each party shall be entitled to no more than two (2) depositions; such depositions may be scheduled on ten (10) days notice to the other Party;

          (c) hearings before the Advisor which shall consist of a presentation by each side of not more than three days; such hearings to take place on six days at a maximum; and

           (d) decision to be rendered in writing, with a statement of reasons supporting the decision, not more than fifteen (15) days following such hearings.

      7.8  Equitable Remedies.  The parties hereto agree that irreparable damage
           ------------------
would occur in the event that any of the provisions of this Option Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Option Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in Dallas, Texas (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled at law or in equity.

      7.9  Attorneys' Fees.  In connection with any litigation or a court
           ---------------
proceeding arising out of this Option Agreement, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorneys' fees and legal assistants' fees and costs whether incurred prior to trial, at trial, or on appeal.

      7.10 Notices; Exercise of Grantor's Purchase Option.  Any notice or
           ----------------------------------------------
demand which must or may be given under this Option Agreement (including an Option Exercise Notice) or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission), (ii) five (5) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or (iii) one (1) business day after being deposited with a nationally known commercial courier service providing next day delivery service (such as Federal Express); addressed and delivered or telecopied (a) in the case of a notice to the Optionee at the following address and telecopy number:

                    c/o Patriot American Hospitality, Inc.
                    3030 LBJ Freeway, Suite 1500
                    Dallas, Texas  75234
                    Telecopy: (214) 939-7778
                    Attn:  Paul A. Nussbaum, Chairman and
                           Chief Executive Officer

and (b) in the case of a notice to a Grantor, at the address and telecopy number set forth under such Grantor's name on the Ownership Exhibit hereto.

      7.11 Waiver of Rights; Consents with Respect to Partnership Interests.
           ----------------------------------------------------------------

     Each Grantor acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby may conflict with, and may not have been contemplated by, the partnership agreement of the Company or one or more other agreements among one or more of the partners of the Company or between the Company and Wyndham Hotel Corporation. With respect to all of its interests in the Company or any such agreement to which it may be a party or beneficiary, each Grantor from the date hereof to the Option Termination Date expressly gives all Consents (and any consents necessary to authorize the proper parties in interest to give all Consents) and Waivers (as such terms are hereinafter defined).

     As used herein, the term "Consent" means, any consent necessary or
                               -------
desirable under the partnership agreement of the Company, any other agreement among all or any of the holders of interests therein, any other agreement relating thereto or referred to therein or any service agreement between the Company and Wyndham Hotel Corporation (i) to permit any and all actions hereunder contemplated relating thereto or to amend such partnership agreement and/or other agreements so that no provision thereof prohibits, restricts, impairs or interferes with any such action (such amendments to include, without limitation, the deletion of provisions which could cause a default under such agreement if interests therein were transferred, among other things, for cash or for property or in violation of notice, rights-of-first refusal or other provisions), (ii) to admit Optionee, or its designee or designees, as a substituted limited partner or general partner of the Company upon Optionee's, or its designee's or designees' (as permitted by Section 7.3), acquisition of a limited or general partner interest in the Company, respectively, and to adopt such amendment as may be necessary or desirable to effect such admission, and
(iii) to continue such partnership following the transfer of interests therein to Optionee. As used herein, the term "Waiver" means, the waiving of any and
                                        ------
all rights that such Grantor may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to such Grantor or other person upon the occurrence of the actions hereunder contemplated, including, but not limited to, rights of notice, rights to response periods, rights to purchase the direct or indirect interests of another partner in the Company or to sell such Grantor's or other person's direct or indirect interest therein to another partner or person, rights to sell such Grantor's or other person's direct or indirect interest therein at a price other than as provided herein, or rights to prohibit, limit, invalidate, otherwise restrict or impair any such action or to cause a termination or dissolution of the Company because of such action. Each Grantor further covenants that such Grantor will take no action to enjoin, or seek damages resulting from, any action hereunder contemplated by any holder of a direct or indirect interest in the Company.

      7.12     Computation of Time.  Any time period provided for herein which
               -------------------
shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day. All times are Central Time.

      7.13     Survival.  It is the express intention and agreement of the
               --------
parties hereto that the representations, warranties and covenants of each Grantor set forth in Section 3.1 of this Option Agreement shall survive the consummation of the transactions contemplated hereby.

      7.14     Time of the Essence.  Time is of the essence with respect to all
               -------------------
obligations of each Grantor under this Option Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                              OPTION AGREEMENT RE:
                         ISIS 2000 LIMITED PARTNERSHIP


     IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement, or caused this Option Agreement to be duly executed on its behalf, as of the date first above written.

OPTIONEE:                        PATRIOT AMERICAN HOSPITALITY
                                 PARTNERSHIP, L.P., a Virginia limited
                                 partnership

                                 By: PAH GP, Inc., a Virginia corporation, its general partner


                                      By:/s/ Paul A. Nussbaum
                                         -------------------------------------
                                         Name: Paul A. Nussbaum
                                         Title: Chairman and CEO

                             GRANTOR SIGNATURE PAGE

          The undersigned, each desiring to become one of the within named Grantors to that certain Option Agreement by and among Patriot American Hospitality Partnership, L.P., a Virginia limited partnership, and such Grantors, dated as of the date first written above, and to grant the Purchase Option described therein, each hereby becomes a party to such Option Agreement and agrees to the terms and conditions thereof and makes the representations, warranties and covenants contained therein. Each of the undersigned agrees that this signature page may be attached to any counterpart of said Option Agreement.



                                    /s/ Leslie V. Bentley
                                    ------------------------------
                                    Leslie V. Bentley


                                    /s/ James D. Carreker
                                    ------------------------------
                                    James D. Carreker


                                    /s/ Stanley M. Koonce, Jr.
                                    ------------------------------
                                    Stanley M. Koonce, Jr.


                                    /s/ Anne L. Raymond
                                    ------------------------------
                                    Anne L. Raymond

                             GRANTOR SIGNATURE PAGE

          The undersigned, each desiring to become one of the within named Grantors to that certain Option Agreement by and among Patriot American Hospitality Partnership, L.P., a Virginia limited partnership, and such Grantors, dated as of the date first written above, and to grant the Purchase Option described therein, each hereby becomes a party to such Option Agreement and agrees to the terms and conditions thereof and makes the representations, warranties and covenants contained therein. Each of the undersigned agrees that this signature page may be attached to any counterpart of said Option Agreement.



                                    CROW FAMILY PARTNERSHIP, LP,  a
                                    Delaware limited partnership

                                    By:  Crow Family, Inc., its general partner

                                          By:/s/ Harlan R. Crow
                                             ----------------------------------
                                             Name:  Harlan R. Crow
                                             Title: Chief Executive Officer


                                    ISIS CRO, Inc., a Texas corporation


                                    By:  /s/ Carla S. Moreland
                                         --------------------------------------
                                         Name:  Carla S. Moreland
                                         Title: Vice President